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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported): December 23, 2002
                                                        (December 20, 2002)


                         GUNDLE/SLT ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                     1-9307                     22-2731074
(State of Incorporation)    (Commission File Number)          (IRS Employer
                                                           Identification No.)



                                19103 Gundle Road
                              Houston, Texas 77073
              (Address of Registrant's principal executive offices)

                                 (281) 443-8564
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5. Other Events

     The following statement was released to the press on December 20, 2002 regarding a patent infringement proceeding:

          Gundle/SLT Environmental Announces Patent Infringement Jury Verdict

          Gundle/SLT Environmental, Inc. (NYSE: "GSE") announced today that in a patent infringement proceeding brought by Poly-America, Inc. in the United States District Court for the Northern District of Texas, a civil jury has returned a verdict of an indicated $12 million against Serrot International, Inc., a business purchased by GSE from Waste Management, Inc. earlier this year.

          GSE intends to seek a reversal in the trial court before judgment is entered and thereafter, if necessary, through an appeal to the Federal Circuit Court of Appeals. While GSE is confident that the verdict should be reversed, such an outcome is by no means assured. In the event of a final adverse outcome consistent with the present jury verdict, GSE's current and future results of operations are not expected to be materially affected. GSE also expects no impact on its financial position other than reductions in cash and retained earnings in amounts equal to the after-tax cost of any final non-appealable adverse judgment.

          Gundle/SLT Environmental, Inc. headquartered in Houston, is a global manufacturer and marketer of geosynthetic lining solutions, products and services used in the containment and management of solids, liquids and gases for organizations engaged in waste management, mining, water and wastewater treatment, aquaculture and other industrial activities.

          This press release contains certain forward-looking statements as such term is defined in the Private Securities Litigation Reform Act of 1995. When used in this press release the words, "believe," "expect," "intend" and words or phrases of similar import, as they relate to GSE or its management, are intended to identify forward-looking statements. Such statements reflect the current risks, uncertainties and assumptions related to certain factors including, among other things, competitive market factors, worldwide manufacturing capacity in the industry, general economic conditions around the world, raw material pricing and supply, governmental regulation and supervision, seasonality, distribution networks and other factors described more fully in GSE's reports filed with the Securities and Exchange Commission. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those currently believed, expected, or intended.

                            [Signature Page Follows]



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     DATED this 23rd day of December, 2002.

                                     GUNDLE/SLT ENVIRONMENTAL, INC.



                                     By:     /s/ Roger J. Klatt
                                         ---------------------------------------
                                             Roger J. Klatt,
                                             Executive Vice President and Chief
                                             Financial Officer

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